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                 DEUTSCHE ASSET MANAGEMENT (LOGO)


                 THE CENTRAL EUROPE AND RUSSIA FUND, INC.

                 TRANSFERABLE RIGHTS OFFERING FOR COMMON STOCK


                 NYSE SYMBOL "CEE"
                 NYSE RIGHTS SYMBOL "CEE.RT"


                 o RECORD DATE IS DECEMBER 22, 2005
                 o OFFER EXPIRES JANUARY 20, 2006


                 For more information and a prospectus contact:


                 GEORGESON  [LOGO] SHAREHOLDER


                 17 State Street, 10th Floor
                 New York, NY 10004
                 Toll Free: (800) 221-4215
                 Banks and Brokers Call: (212) 440-9800


                 DEALER MANAGER


                 [UBS INVESTMENT BANK LOGO]


                 December 20, 2005

                 Investors should carefully consider the investment objective, risks, and charges and expenses of the Fund before investing. The Fund's prospectus which contains this and other information about the Fund is available by calling the phone number listed above. An investor should carefully read the Fund's prospectus before investing.
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(c) 2005 UBS. The key symbol and UBS are registered and unregistered trademarks of the UBS Group of Companies around the world. All rights reserved. All other trademarks are the property of the respective owners in the U.S., securities underwriting, trading, and brokerage activities and M & A advisory activities are provided by UBS Securities LLC, a registered broker/dealer that is a wholly owned subsidiary of UBS AG, a member of the New York Stock Exchange and other principal exchanges, and a member of SIPC.